Schedule of Investments July 31, 2021 (Unaudited)

Jackson Square SMID-Cap Growth Fund

Description	Shares	Value
COMMON STOCKS - 98.1%
Communication Services - 8.4%
Liberty Broadband - Class C*	341,072	$60,536,869
New York Times - Class A	2,845,903	124,593,634

		185,130,503

Consumer Discretionary - 17.0%
Farfetch - Class A*	1,638,335	82,113,350
Fiverr International*	231,246	57,559,442
Papa John’s International	728,480	83,134,138
Stitch Fix - Class A*	822,423	44,345,048
Vroom*	1,326,050	49,116,892
Wyndham Hotels & Resorts	813,013	58,585,717

		374,854,587

Consumer Staples - 4.3%
Grocery Outlet Holding*	2,858,490	94,673,189

Financials - 4.8%
Carlyle Group	870,666	43,942,513
LendingClub*	2,571,924	62,754,946

		106,697,459

Health Care - 30.6%^
1Life Healthcare*	1,599,701	43,255,915
ABIOMED*	138,295	45,241,826
Bio-Techne	248,756	119,960,093
HealthEquity*	1,082,257	80,065,373
Nevro*	472,755	73,277,025
Pacific Biosciences of California*	4,446,677	142,960,666
Tandem Diabetes Care*	1,114,816	121,147,055
Twist Bioscience*	390,704	48,076,127

		673,984,080

Industrials - 8.0%
Graco	694,809	54,250,687
Lyft - Class A*	2,205,252	121,994,540

		176,245,227

Information Technology - 25.0%#
Anaplan*	849,026	48,564,287
Bill.com Holdings*	385,820	79,795,292
Dolby Laboratories - Class A	852,481	82,775,905
Elastic*	763,977	113,114,435
SailPoint Technologies Holding*	1,162,304	58,103,577
Varonis Systems*	1,159,644	70,970,213
Wix.com*	329,994	98,549,408

		551,873,117

TOTAL COMMON STOCKS (Cost $1,540,951,320)		2,163,458,162

SHORT-TERM INVESTMENT - 1.6%
Money Market Deposit Account - 1.6%
U.S. Bank N.A., 0.00% (a)
Total Money Market Deposit Account	36,513,313	36,513,313

TOTAL SHORT-TERM INVESTMENT (Cost $36,513,313)		36,513,313

Total Investments - 99.7% (Cost $1,577,464,633)		2,199,971,475
Other Assets and Liabilities, Net - 0.3%		5,914,886

Total Net Assets - 100.0%		$2,205,886,361

*	Non-income producing security.
^

As of July 31, 2021, the Fund has a significant portion of its assets invested in this sector and therefore is subject to additional risks. The health care sector is subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence.

#

As of July 31, 2021, the Fund has a significant portion of its assets invested in this sector and therefore is subject to additional risks. The information technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innvoation and intellectual property issues.

(a)

The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of July 31, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities as of July 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,163,458,162	$—	$—	$2,163,458,162
Short-Term Investment	36,513,313	—	—	36,213,313

Total Investments in Securities	$2,199,971,475	$—	$—	$2,199,971,475

Refer to the Schedule of Investments for further information on the classification of investments.